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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date earliest event reported): June 30, 1998


                         Registrant, State of Incorporation,     I.R.S. Employer
Commission File Number   Address and Telephone Number            Identification No.

0-8410                   WYANT CORPORATION                       11-2236837
                         (a New York corporation)
                         100 Readington Road
                         Somerville, New Jersey 08876
                         Telephone (908) 707-1800

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Item 2. Acquisition or Disposition of Assets.

     On June 30, 1998, Wood Wyant Inc. ("Buyer"), a wholly owned Canadian subsidiary of Wyant Corporation (Nasdaq: WYNT) ("Wyant"), completed the acquisition of the following four related businesses:

     1. Pursuant to a Share Purchase Agreement dated as of June 30, 1998 between Buyer and John Kazakoff and Loretta Kazakoff (collectively, the "Kazakoffs"), Buyer purchased all of the issued and outstanding shares of the capital stock of Purnel Distributors Inc. ("Purnel") beneficially owned by the Kazakoffs. The operating assets of Purnel principally include inventory, accounts receivable, property, plant and equipment and all other assets, tangible or intangible, that are required to operate the acquired business. The business is engaged in the distribution of sanitation products and Buyer intends to continue to use such property, plant and equipment consistent with prior practice. The consideration paid by Buyer to the Kazakoffs consisted of: (A) Cdn$413,000 (US$281,373) financed by Buyer pursuant to a credit facility with the Bank of Nova Scotia and (B) 12,000 shares of Class F Preferred Stock of Buyer (the "Class F Preferred Stock") that, among other things, (i) on or prior to June 30, 2000, (x) have a liquidation preference per share of one share of Wyant common stock, par value US$.01 per share ("Wyant Common Stock"), subject to the priority of Buyer's other classes of preferred stock, (y) are exchangeable for Wyant Common Stock on a share for share basis and (z) are entitled to dividends equivalent, on a per share basis, to any dividends paid by Wyant on Wyant Common Stock, subject to the priority of Buyer's other classes of preferred stock and (ii) on or after July 1, 2000 (x) are redeemable in five equal annual tranches, at the option of the holders thereof exercisable between July 1, 2000 and July 31, 2000, at the Liquidation Price (defined below), (y) have a liquidation preference of Cdn$11.250028 per share plus any accrued and unpaid dividends to the applicable date (the "Liquidation Price"), if the option to redeem is exercised, subject to the priority of Buyer's other classes of preferred stock and (z) are entitled to dividends at an annual rate of 3.5% of the Liquidation Price if the option to redeem is exercised, subject to the priority of Buyer's other classes of preferred stock (collectively, the "Class F Preferred Stock Terms").

     2. Pursuant to a Share Purchase Agreement dated as of June 30, 1998 between Buyer and Terrance Smith, Carolyn Smith and Lynda Smith (collectively, the "Smiths"), Buyer purchased all of the issued and outstanding shares of the capital stock of Fraser Valley Industrial Chemicals Inc. ("FVIC") beneficially owned by the Smiths. The operating assets of FVIC principally include inventory, accounts receivable, property, plant and equipment and all other assets, tangible or intangible, that are required to operate the acquired business. The business is engaged in the production of janitorial chemicals and Buyer intends to continue to use such property, plant and equipment consistent with prior practice. The consideration paid by Buyer to the Smiths consisted of: (A) Cdn$588,250 (US$400,770) financed by Buyer pursuant to a credit facility with the Bank of Nova Scotia and (B) 36,600 shares of Class F Preferred Stock subject to the Class F Preferred Stock Terms.

     3. Pursuant to a Share Purchase Agreement dated as of June 30, 1998 between Buyer and Stewart Smith and The Smith Family Trust (collectively, "Stewart Smith and the Trust"), Buyer purchased all of the issued and outstanding shares of the capital stock of Midway Supply Ltd. ("Midway") beneficially owned by Stewart Smith and the Trust. The operating assets of Midway principally include inventory, accounts receivable, property, plant and equipment and all other assets, tangible or intangible, that are required to operate the acquired business. The business is engaged in the distribution of sanitation products and Buyer intends to continue to use such property, plant and equipment consistent with prior practice. The consideration paid by Buyer to the Smiths consisted of: (A) Cdn$1,411,750 (US$961,814) financed by Buyer pursuant to a credit facility with the Bank of Nova Scotia and (B) 87,845 shares of Class F Preferred Stock subject to the Class F Preferred Stock Terms.

     4. Pursuant to a Share Purchase Agreement dated as of June 30, 1998 between Buyer and Stewart Smith and John Kazakoff (collectively, "Smith and Kazakoff"), Buyer purchased all of the issued and outstanding shares of the capital stock of Midway Purnel Sanitary Supply Ltd. ("Midway Purnel") beneficially owned by Smith and Kazakoff. The operating assets of Midway Purnel principally include inventory, accounts receivable, property, plant and equipment and all other assets, tangible or intangible, that are required to operate the acquired business. The business is engaged in the distribution of sanitation products and Buyer intends to continue to use such property, plant and equipment consistent with prior practice.

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     The consideration paid by Buyer to Smith and Kazakoff consisted of Cdn$1
(US$1).

     All conversions from Canadian to United States dollars set forth above are based on an exchange rate of US$1.00 to Cdn$1.4678.

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Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired
          As permitted by Item 7(a)(4) of Form 8-K, the required financial statements are not included herewith and will be filed under cover of an amendment to this Report on Form 8-K as soon as practicable, but not later than 60 days after this Report on Form 8-K must be filed.

     (b)  Pro Forma Financial Information
          As permitted by Item 7(b)(2) of Form 8-K, the required pro forma financial information is not included herewith and will be filed under cover of an amendment to this Report on Form 8-K as soon as practicable, but not later than 60 days after this Report on Form 8-K must be filed.

     (c)  Exhibits
          2.1 Share Purchase Agreement dated as of June 30, 1998 among Buyer and the Kazakoffs.
          2.2 Share Purchase Agreement dated as of June 30, 1998 among Buyer and the Smiths.
          2.3 Share Purchase Agreement dated as of June 30, 1998 among Buyer and Stewart Smith and the Trust.
          2.4 Share Purchase Agreement dated as of June 30, 1998 among Buyer and Smith and Kazakoff.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WYANT CORPORATION


                                      By: /s/ Marc D'Amour
                                          ------------------
                                          Name:  Marc D'Amour
                                          Title: Vice President, Chief Financial
                                                 Officer and Treasurer


Dated: July 14, 1998

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                                EXHIBIT INDEX
                                -------------

   Exhibit No.                Description
   -----------                -----------

     2.1 Share Purchase Agreement dated as of June 30, 1998 among Buyer and the Kazakoffs.
     2.2 Share Purchase Agreement dated as of June 30, 1998 among Buyer and the Smiths.
     2.3 Share Purchase Agreement dated as of June 30, 1998 among Buyer and Stewart Smith and the Trust.
     2.4 Share Purchase Agreement dated as of June 30, 1998 among Buyer and Smith and Kazakoff.